Supplement dated June 16, 1998 to the
            Prospectus for Pilgrim America Bank and Thrift Fund, Inc.
                                Dated May 1, 1998

         Paragraph number (2) under the caption "Special Purchases without a Sales Charge" on page 16 is hereby replaced with the following paragraph:

2) Any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and which fund invested primarily in financial service entities.

                      Supplement dated June 16, 1998 to the
                       Statement of Additional Information
                 for Pilgrim America Bank and Thrift Fund, Inc.
                                Dated May 1, 1998


         The following disclosure is added to the Statement of Additional Information, and this disclosure also effectively modifies current disclosure in the Prospectus for Pilgrim America Bank and Thrift Fund, Inc. dated May 1, 1998 regarding this type of dealer concession:

                  The  Distributor  of the Trust may,  at its own  expense,  pay concessions to dealers which may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to 0.30% of the value of the Funds' shares sold by the dealer during a particular period.